Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
Note 9—Income Taxes
The Company’s income (loss) before income taxes is associated with activities in domestic and international jurisdictions, as follows:

	Year Ended December 31,
	2021	2020	2019
Domestic	$256	$(33,803)	$(176,157)
International	22,694	12,914	14,561
Income (loss) before income taxes	$22,950	$(20,889)	$(161,596)
The Company’s operations are generally comprised of entities that are organized as limited liability companies and limited partnerships. For U.S. federal income tax purposes, taxes related to income earned by these entities represent obligations of their interest holders. The Company is subject to certain foreign, state and local entity-level taxes (for example, the New York City Unincorporated Business Tax). These taxes have been reflected in the Company’s consolidated financial statements and allocated between the Company and the non-controlling interest holders. In addition, the Company is subject to U.S. corporate federal, state and local income tax on its allocable share of results of operations from PWP OpCo.
The tax (provision) / benefit consists of the following:

	Year Ended December 31,
	2021	2020	2019
Current
Federal income tax	$(6,500)	$—	$—
State and local income tax	(4,437)	(1,427)	(1,480)
Foreign income tax	(11,641)	(2,615)	(252)
Total current income tax benefit (expense)	(22,578)	(4,042)	(1,732)
Deferred
Federal income tax	1,462	—	(627)
State and local income tax	512	—	(64)
Foreign income tax	1,677	589	—
Total deferred income tax benefit (expense)	3,651	589	(691)
(Provision)/benefit for income taxes	$(18,927)	$(3,453)	$(2,423)
The Company’s effective tax rate is dependent on many factors, including the amount of income subject to tax. Consequently, the effective tax rate can vary from period to period. The Company’s overall effective tax rate in each of the periods described below varies from the U.S. federal statutory rate primarily because (i) the Company was not subject to U.S. federal corporate income taxes prior to the Business Combination, (ii) a portion of compensation expense is non-deductible, both prior to the Business Combination and for the subsequent period, (iii) the Company has recorded unrecognized tax benefits related to a potential double inclusion of income on its foreign tax returns and (iv) a portion of the Company’s income is allocated to non-controlling interests held in PWP OpCo in which the majority of any tax liability on such income is borne by the holders of such non-controlling interests and reported outside of the consolidated financial statements.
The Business Combination resulted in a $16.1 million increase to the Company’s deferred tax asset primarily related to a step-up in the tax basis of certain assets that will be recovered as those assets are amortized. In connection with the step-up in tax basis generated on the day of the Business Combination, the Company recorded a payable of $14.1 million pursuant to the terms of the tax receivable agreement.
The following table reconciles the U.S. federal statutory tax rate to the effective income tax rate:

	Year Ended December 31,
	2021	2020	2019
Expected income tax expense at the federal statutory rate	21.0%	21.0%	21.0%
Partnership (income) loss not subject to U.S. corporate income taxes	(21.4%)	(21.0%)	(21.1%)
Foreign income taxes, net of federal benefit	10.7%	(9.7%)	(0.2%)
State and local income taxes, net of federal benefit	15.7%	(6.8%)	(0.9%)
Non-deductible compensation expense	26.0%	—%	—%
Unrecognized tax benefits	26.7%	—%	—%
Other, net	3.8%	—%	(0.3%)
Effective income tax rate	82.5%	(16.5%)	(1.5%)
Current tax receivables and payables are included in Prepaid expenses and other assets and Accounts payable, accrued expenses and other liabilities, respectively, on the Consolidated Statements of Financial Condition.
Deferred income taxes reflect the net effect of temporary differences between the tax basis of an asset or liability and its reported amount in the Company’s Consolidated Statements of Financial Condition. These temporary differences result in taxable or deductible amounts in future years.
The significant components of deferred tax assets and liabilities included on the Company’s Consolidated Statements of Financial Condition are as follows:

	December 31,
	2021	2020
Deferred tax asset
Step-up in tax basis in PWP OpCo assets	$16,090	$—
Operating lease liabilities	6,601	52
Deferred compensation	6,912	604
Other	2,190	1,622
Deferred tax assets before valuation allowance	31,793	2,278
Valuation allowance	—	(1,024)
Total deferred tax assets	31,793	1,254
Deferred tax liability
Operating right-of-use lease assets	(5,969)	(40)
Intangible assets	(3,118)	—
Other	(1,615)	—
Total deferred tax liabilities	(10,702)	(40)
Deferred tax asset, net	$21,091	$1,214
The realization of deferred tax assets arising from timing differences and net operating losses requires taxable income in future years in order to deduct the reversing timing differences and absorb the net operating losses. The Company evaluates the realizability of deferred tax assets on a jurisdictional basis at each reporting date. Accounting for income taxes guidance requires that a valuation allowance be established when it is more likely than not that all or a portion of the deferred tax assets will not be realized. No deferred tax asset has been recorded for the excess of tax basis related to the outside partnership basis of its investment in PWP OpCo for the amount of the deferred tax asset that is not expected to reverse. The Company believes it is more-likely-than-not that the remaining net deferred tax asset recorded as of December 31, 2021 will be recovered in the future based on all available positive and negative evidence.
As of December 31, 2020, as it relates to the deferred tax asset for the Company’s Canadian subsidiary, Tudor, Pickering, Holt & Co. Securities Canada, ULC (“TPH Canada”), the Company concluded that the weight of historical evidence in the form of cumulative losses should be greater than the weight given to projections of future income, which cannot be substantiated until earned. As such, a full valuation allowance was recorded on the TPH Canada deferred tax asset of $1.0 million. During the year ended December 31, 2021, the Company reevaluated the historical evidence and projections of future income in the jurisdiction in which it operates and determined that the realization of the deferred tax assets is probable. As such, the valuation allowance was reversed and there was no valuation allowance related to the deferred tax asset of TPH Canada as of December 31, 2021.
The Company does not have excess basis in its foreign investments and has therefore not provided a deferred tax liability with respect to an outside basis difference in its investment in foreign subsidiaries.
The Company is subject to taxation in the United States and various state, local and foreign jurisdictions. As of December 31, 2021, the Company is not generally subject to examination by the tax authorities for years before 2018.
A reconciliation of the changes in tax positions for the years ended December 31, 2021, 2020, and 2019 is as follows:

	Year Ended December 31,
	2021	2020	2019
Beginning unrecognized tax benefit	$—	$—	$—
Additions for tax positions of prior years	1,574	—	—
Additions for tax positions of current year	4,564	—	—
Ending unrecognized tax benefit	$6,138	$—	$—
The Company classifies interest relating to tax matters and tax penalties as components of income tax expense in its Consolidated Statements of Operations. As of December 31, 2021, there were $6.1 million of unrecognized tax benefits that, if recognized, would affect the effective tax rate. For the years ended December 31, 2021, 2020, and 2019, no interest or penalties were accrued with respect to unrecognized tax positions.